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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A, into Voxware, Inc.'s previously filed Registration Statement on Form S-8 File No. 333-27069.


                                                ARTHUR ANDERSEN LLP

Princeton, New Jersey
May 3, 1999











Verbex 8-k 050399